SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report:  November 1, 1999                 Commission file number 1-5805
                 ----------------                                        ------


                         THE CHASE MANHATTAN CORPORATION
             (Exact name of registrant as specified in its charter)


         Delaware                                               13-2624428
         --------                                               ----------
(State or other jurisdiction                                 (I.R.S. Employer
      of incorporation)                                     Identification No.)



     270 Park Avenue, New York, NY                                10017
     -----------------------------                                -----
(Address of principal executive offices)                        (Zip Code)


       (Registrant's telephone number, including area code) (212) 270-6000

Item 5. Other Events


The Chase Manhattan Corporation announced on November 1, 1999 that its trading revenues for the fourth quarter of 1999 will be reduced by approximately $60 million ($40 million after tax) as a result of the correction of trading profits reported in prior periods. The need for the correction was discovered in the course of an internal review. There was no defalcation of funds, and no customer accounts were affected. The Corporation also said it had dismissed an employee in New York who had been involved with the matter.

A copy of the press release is attached as an exhibit hereto. That press release may contain statements that are forward looking within the meaning of the Private Securities Litigation Reform Act of 1955. Such statements are subject to risks and uncertainties and Chase's actual results may differ materially from those indicated in such forward looking statements. Reference is made to Chase's reports filed with the Securities and Exchange Commission, in particular Chase's Annual Report on Form 10-K for the year ended December 31, 1998, for a discussion of factors that may cause those differences to occur.

Exhibit Number                         Description
-------------------                    --------------

     99.1                              Press Release

                                    SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         THE CHASE MANHATTAN CORPORATION
                                                   (Registrant)


                                         /s/  Dina Dublon
                                         -------------------------------
                                              Dina Dublon
                                              Executive Vice President and
                                              Chief Financial Officer


Dated: November 1, 1999

For Immediate Release


Investor Contact:  John Borden                     Media Contact:  James Finn
                   212-270-7318                                    212-270-7438


                 CHASE TO REDUCE FORTH QUARTER TRADING REVENUES
                                 BY $60 MILLION

      NEW YORK, November 1, 1999 - The Chase Manhattan Corporation announced today that its trading revenues for the fourth quarter of 1999 will be reduced by approximately $60 million ($40 million after tax) as a result of the correction of trading profits reported in prior periods. The need for the correction was discovered in the course of an internal review. There was no defalcation of funds, and no customer accounts were affected. The Corporation also said it had dismissed an employee in New York who had been involved with the matter.

      Chase's report pre-tax trading revenues for the first three-quarters of 1999 were approximately $2.2 billion.


                                      # # #